Investor Presentation

2022Y

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

GLOSSARY OF TERMS

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- Q3-22 or Q3 2022 – Third Quarter of 2022
- Q4-22 or Q4 2022 – Fourth Quarter of 2022
- 2022Y – Fiscal Year 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

2022Y Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$78.5 million (as of 12/31/2022)
Price / TBV[(1)]	117.0% (as of 12/31/2022)
Assets	$815.2 Million
Loans, net	$588.7 Million
Deposits	$731.5 Million
Shareholders' Equity	$67.1 Million
NPAs [(2)]/ Assets	0.09%
Leverage Ratio (Company)	9.21%
Leverage Ratio (Bank)	9.70%
Shares Outstanding	3,164,491
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland
Albany
Tifton
Dothan
Enterprise
Valdosta
Pensacola
Destin
Gainesville
Ocala
Orlando
Tampa
Kissimmee
Melbourne
Naples

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 12/31/2022

INVESTMENT CONSIDERATIONS

Financial	✓ History of profitable operations, driven by strong organic loan growth and core deposit base ✓ Continued emphasis on expense management and improved operating efficiency ratio ✓ Quarterly revenue per share Q4 2022 (ex-mortgage banking & PPP) up 56% over Q4 2021
Credit Quality	✓ Corporate-banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.09% at 12/31/2022[1]
Capital and Liquidity	✓ Tier 1 Leverage of 9.70% (Bank) ✓ Tangible book value per share of $21.19 ✓ Current liquidity position and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1]Source: internal company documents as of 12/31/2022

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 53 | 25 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 56 | 40 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 41 | 19 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 66 | 43 years banking and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 41 | 19 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 42 | 18 years banking and lending experience

Company Personnel

- ✓ **Employees, Management and Director Ownership: 23.9%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 29.82%**
- ✓ **Average Age**
  - Entire Team[1] 40.1
  - Executive Officers 49.8
  - All Officers 46.9

[1] 107.3 FTEs

Data as of 12/31/2022

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.



PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
50 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

TALLAHASSEE MAGAZINE'S 2021 BEST of TALLAHASSEE

Voted by readers of Tallahassee Magazine
2018, 2020, 2021

AMERICAN BANKER
2022 Best Banks to Work For

Annually since 2015

2022 Financial Highlights

$3.03 Diluted EPS GAAP
$4.27 Diluted EPS PTPP

1.14% ROAA GAAP
1.60% ROAA PTPP

0.33% Costs of Deposits

27% DDA/Total Deposits

14.77% ROAE GAAP
20.79% ROAE PTPP

18.70% Net Loans CAGR 2017-2022

54% Efficiency Ratio

81% Loan/ Deposit Ratio


Diluted Earnings Per Share
$1.42
$2.74
$2.66
$3.42
$3.03
$4.27
2020
2021
2022
GAAP
Operating PTPP


Return on Average Assets
0.75%
1.45%
1.11%
1.43%
1.14%
1.60%
2020
2021
2022
GAAP
Operating PTPP


Book Value Per Common Share
$17.51
$19.32
$21.42
$21.19
2019
2020
2021
2022
Book Value Per Common Share


Return on Average Equity
7.77%
14.99%
12.81%
16.51%
14.77%
20.79%
2020
2021
2022
GAAP
Operating PTPP

See Non-GAAP Reconciliation on Page 35.

Net Interest Drivers

(dollars in millions and represents actual period-ending balance)

Average Securities Yield



1.64%
1.83%
2.22%
2.43%
2.64%
$73.8
$108.1
$142.2
$143.5
$141.2
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

Average Loan Yield



4.45%
4.33%
4.44%
4.76%
5.14%
$475.0
$474.6
$536.5
$565.7
$588.5
Q4-21 Adjusted(1)
Q1-22 Adjusted(1)
Q2-22 Adjusted(1)
Q3-22 Adjusted(1)
Q4-22 Adjusted(1)

Net Loans (Adjusted)[1]

(1) See Non-GAAP Reconciliation on Page 30

Excludes PPP Loans

Average Cost of Interest-Bearing Liabilities



0.38%
0.30%
0.31%
0.48%
0.90%
$557.2
$585.9
$578.0
$543.0
$537.8
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

Average Cost of Funds



0.27%
0.22%
0.23%
0.35%
0.64%
$209.3
$206.0
$210.7
$216.5
$198.0
$557.2
$585.9
$578.0
$543.0
$537.8
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)


CAGR – 18.6%
$347
$402
$501
$647
$841
$815
2017
2018
2019
2020
2021
2022

Net Loans (in millions)


CAGR – 18.7%
$250
$290
$338
$410
$475
$589
2017
2018
2019
2020 Adjusted(1)
2021 Adjusted(1)
2022 Adjusted(1)
Net Loans
Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 30 and 32

Excludes PPP Loans

Total Deposits (in millions)


CAGR – 19.7%
$298
$349
$438
$581
$763
$732
2017
2018
2019
2020
2021
2022

Average Cost of Total Deposits (percent)


0.41
0.70
0.89
0.57
0.30
0.33
2017
2018
2019
2020
2021
2022

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 7.4%
$47
$51
$56
$60
$67
$67
2017
2018
2019
2020
2021
2022

Net income (in thousands)



$2,817
$4,042
$3,542
$4,458
$8,347
$9,681
2017
2018
2019
2020
2021
2022

Book Value Per Share



CAGR – 7.1%
$15.06
$16.19
$17.51
$19.32
$21.42
$21.19
2017
2018
2019
2020
2021
2022

Earnings Per Share (Basic)



$1.04
$1.29
$1.12
$1.42
$2.67
$3.07
2017
2018
2019
2020
2021
2022

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,262
$2,597
$3,264
$4,000
$3,766
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.72
$0.82
$1.02
$1.25
$1.18
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

PTPP Return on Average Assets (Non-GAAP) %



2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
1.10
1.22
1.50
1.86
1.82
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

PTPP Return On Average Equity (Non-GAAP) %



30.00
25.00
20.00
15.00
10.00
5.00
-
13.05
14.72
20.12
24.28
23.33
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 32.

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$5,853
$5,765
$8,603
$10,760
$13,627
2018
2019
2020
2021
2022

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.87
$1.82
$2.74
$3.42
$4.27
2018
2019
2020
2021
2022

PTPP Return on Average Assets (Non-GAAP) %



1.54
1.26
1.45
1.43
1.60
2018
2019
2020
2021
2022

PTPP Return On Average Equity (Non-GAAP) %



12.21
10.84
14.99
16.51
20.79
2018
2019
2020
2021
2022

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 35.

REVENUE GROWTH PER SHARE

(per share data based on quarterly revenues and period end common shares outstanding)

Annual Revenue Per Share (Unadjusted)



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
22.50%
16.10%
17.50%
13.80%
20.10%
$5.59
$6.43
$7.55
$8.60
$10.33
2018
2019
2020
2021
2022
Revenue Per Share-Unadjusted
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-PPP)



40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
22.50%
16.10%
8.90%
7.50%
33.90%
$5.59
$6.43
$7.00
$7.53
$10.08
2018
2019
2020
2021
2022
Revenue Per Share-Ex PPP
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-Mortgage Banking)



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
23.20%
15.30%
17.00%
13.00%
23.70%
$5.45
$6.22
$7.28
$8.22
$10.18
2018
2019
2020
2021
2022
Revenue Per Share-Ex Mtg Banking
Revenue Growth Per Share-Growth Y/Y

Annual Revenue Per Share (Ex-Mortgage Banking & PPP)



45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
23.20%
15.30%
8.10%
6.30%
38.90%
$5.45
$6.22
$6.73
$7.15
$9.93
2018
2019
2020
2021
2022
Revenue Per Share-Ex Mtg Banking & PPP
Revenue Growth Per Share-Growth Y/Y

Source: S&P Global and internal company documents. See Non-GAAP Reconciliation on Page 37.

Balance Sheet – Bond Portfolio Statistics



Investment Securities Segmentation
20.31%
32.50%
2.52%
44.67%
Agency/Treasury
MBS
Asset Backed
Municipals

Portfolio: December 31, 2022
Total Investments $141.2 million
Net Unrealized Gain (Loss) ($10 million)

QUARTER	EFFECTIVE DURATION	AVG YIELD
4Q22	3.93	2.64%
3Q22	4.06	2.30%
2Q22	4.16	2.12%
1Q22	4.40	1.81%
4Q21	3.90	1.65%
3Q21	3.90	1.78%

INTEREST RATE SENSITIVITY

- Fixed Rate Loans $177.3 million
- Variable Rate Loans $418.3 million

- $152.5 million ST Variable Rate (0-12 Month reset)
- $265.8 million LT Variable Rate (>12 Month reset)

Fixed vs Variable Rate Loans

in millions


$152.5
25%
$177.3
30%
$265.8
45%
Fixed Rate
LT Variable
ST Variable

% Change in Projected Baseline Net Interest Income
Immediate and Parallel Shock-Static Balance Sheet

Change in Interest Rates	0-12 Months	13-24 Months
+2.00%	(0.90)%	4.81%
+1.00%	(0.43)%	2.56%
Current	-%	-%
-1.00%	(0.05)%	(3.61)%

Disciplined Credit Processes

(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 12/31/2022

✓ Secured Legal Limit – Bank	$ 20,275
✓ Secured In-House Limit	$ 8,000
✓ Top 25 Relationships	$ 170,566

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Quarterly external third-party loan reviews

POLICY

- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- CECL implementation January 2023 for small SEC-filing institutions

CRE COMMITMENTS & EXPOSURE

(dollars in thousands)

- ✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$ 88,245**
Total Loans	**$ 595,631**

Commercial Real Estate Loans	**Funded**	**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$ 76,621	$ 56,924	151.33 %	12.87 %
Multifamily	29,043	1,478	34.59 %	4.88 %
Nonfarm Nonresidential	205,412	3,427	236.66 %	34.49 %
Less: Improved Owner-Occupied CRE	(88,307)	(1,917)	(102.24) %	(14.83) %
Total - Bank	**$ 222,769**	**$ 59,912**	**320.34 %**	**37.41 %**

Source: internal company documents as of 12/31/2022

LOAN PORTFOLIO

Total Loans (in millions)

Totals as of 12/31 of respective year



$342
$484
$497
$596
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
40%
10%
20%
2%
28%
33%
9%
14%
15%
1%
32%
37%
14%
3%
13%
1%
34%
38%
13%
0%
14%
1%
December 31, 2019
December 31, 2020
December 31, 2021
December 31, 2022
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	202,263
Residential Real Estate and HELOC		224,211
Construction		75,151
Total Real Estate Mortgage		501,625
Commercial		86,117
PPP		191
Consumer and Other		7,698
Total Loans		595,631
Deferred Loan Costs, Net		229
Less: ALLL		(7,145)
Loans, Net	$	588,715

Source: internal company documents as of 12/31/2022

Residential Loan Portfolio

Total Residential Loans (in millions)	$136	$158	$184	$224

Totals as of 12/31 of respective year

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	133,061
1-4 Non-Owner-Occupied		62,107
Multifamily		29,043
Total	**$**	**224,211**

Source: internal company documents as of 12/31/2022



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
58%
57%
53%
59%
26%
29%
31%
28%
16%
14%
16%
13%
December 31, 2019
December 31, 2020
December 31, 2021
December 31, 2022
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

Total Deposits (in millions) **$438 $581 $763 $732**

Totals as of 12/31 of respective year

✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 197,987
Money Market Accounts	282,678
NOW	175,200
Savings	35,561
Time Deposits	40,109
Total	**$ 731,535**

Source: internal company documents as of 12/31/2022


Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
22%
43%
17%
3%
15%
28%
41%
18%
3%
10%
27%
43%
19%
4%
7%
27%
39%
24%
5%
5%
December 31, 2019
December 31, 2020
December 31, 2021
December 31, 2022

Asset Quality

NPAs[1] / Total Assets (%)


1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.27
0.04
0.09
0.52
0.19
0.00
0.09
2016
2017
2018
2019
2020
2021
2022

[1] NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Deposit Market Share

Institution (ST)	State	Type	2022 Rank	2021 Rank	2022 Total Market Share (%)	2021 Total Market Share (%)	YoY Deposit Growth 2022 (%)	5-Year Deposit CAGR 2022 (%)
Leon, FL								
Wells Fargo Bank NA	SD	Bank	1	2	22.10	19.21	5.47	11.56
Capital City Bank	FL	Bank	2	3	15.55	13.14	8.53	10.30
Bank of America NA	NC	Bank	3	4	14.76	10.94	23.70	14.14
Truist Bank	NC	Bank	4	1	13.58	25.13	(50.44)	2.20
Prime Meridian Bank	FL	**Bank**	**5**	**6**	**7.06**	**5.60**	**15.53**	**18.97**
Hancock Whitney Bank	MS	Bank	6	7	4.90	4.96	(9.51)	9.78
Regions Bank	AL	Bank	7	5	4.57	7.39	(43.26)	9.65
The First Bank	MS	Bank	8	8	4.26	3.85	1.63	2.74
Centennial Bank	AR	Bank	9	10	4.16	3.63	5.27	3.56
Synovus Bank	GA	Bank	10	9	3.97	3.67	(0.61)	8.23
Thomasville National Bank	GA	Bank	11	12	1.85	0.95	79.40	-
Ameris Bank	GA	Bank	12	11	1.24	0.20	480.90	-
JPMorgan Chase Bank NA	OH	Bank	13	14	0.78	0.38	88.99	-
American Commerce Bank NA	GA	Bank	14	13	0.52	0.60	(19.88)	(2.00)
PeoplesSouth Bank	GA	Bank	15	15	0.51	0.34	34.74	4.92
MidSouth Bank	AL	Bank	16	16	0.19	0.03	508.31	-
Market Total								
Polk, FL								
Prime Meridian Bank	**FL**	**Bank**	**16**	**16**	**0.25**	**0.34**	(10.58)	-
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	62.30	59.76	24.12	33.64
Prime Meridian Bank	**FL**	**Bank**	**2**	**2**	17.33	**17.33**	19.07	24.71
Ameris Bank	GA	Bank	3	3	10.38	12.36	(0.01)	2.65
Capital City Bank	FL	Bank	4	4	9.99	10.54	12.84	14.46

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2022 and 2021 and other data in this table are pro forma for all acquisitions announced after June 30, 2022 and up to including the date of this table (September 7, 2022).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	4Q'22	3Q'22	2Q'22	1Q'22	4Q'21
Per Share Data:					
Earnings per common share - Basic	$ 0.83	$ 0.90	0.62	$ 0.71	$ 0.56
Earnings per common share - Diluted	$ 0.83	$ 0.89	0.62	$ 0.71	$ 0.55
Book value per common share	$ 21.19	$ 20.20	20.48	$ 20.87	$ 21.42
Common shares outstanding	3,164,491	3,162,975	3,155,308	3,150,261	3,129,046
Weighted-average basic common shares outstanding	3,164,211	3,159,526	3,151,760	3,138,695	3,128,831
Weighted-average diluted common shares outstanding	3,198,744	3,197,282	3,189,319	3,174,697	3,162,746
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.27%	1.32%	0.90%	1.05%	0.85%
Return on average equity(1)	16.36	17.19	12.13	12.70	10.11
Average yield on earning assets	4.59	4.04	3.43	3.09	3.11
Net interest margin(2)	3.98	3.71	3.21	2.88	2.85
Efficiency ratio(3)	54.56	50.53	54.32	59.28	63.83
Noninterest expense/average assets(1)	2.18	1.90	1.79	1.77	1.93
Asset Quality Data:					
Nonaccrual loans	$ 343	$ 1,006	$ 349	$ -	$ -
Loans 90 days past due	404	-	-	-	-
Total nonperforming assets	747	1,006	349	-	-
Nonperforming assets/total assets	0.09%	0.12%	0.04%	-	-
Loans 30-89 days past due	$ 3,102	$ 1,024	$ 1,597	$ 1,546	$ 1,121
Total loans	595,631	572,639	544,084	485,573	496,873
Loans 30-89 days past due/total loans	0.52%	0.18%	0.29%	0.32%	0.23%
Net (recoveries) charge-offs/average loans (1)	-	-	-	(0.23%)	-
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	9.21%	8.59%	8.16%	8.10%	8.12%
Tier 1 Leverage Capital Ratio (Bank)	9.70	9.07	8.61	8.56	8.53
Common Equity Tier 1 Capital Ratio (Bank)	12.90	12.62	12.61	13.60	12.72
Tier 1 Risk-Based Capital Ratio (Bank)	12.90	12.62	12.61	13.60	12.72
Total Risk-Based Capital Ratio (Bank)	14.04	13.73	13.72	14.70	13.80

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Year Ended December 31, 2022 Unaudited		Year Ended December 31, 2021 Audited	
Interest income:				
Loans	$	26,221	$	23,050
Securities		2,938		1,086
Other		1,581		268
Total interest income		30,740		24,404
Interest expense:				
Deposits		2,579		2,022
Other borrowings		200		58
Total interest expense		2,779		2,080
Net interest income		27,961		22,324
Provision (credit) for loan losses		890		(104)
Net interest income after provision for loan losses		27,071		22,428
Noninterest income:				
Service charges and fees on deposit accounts		302		245
Debit card/ATM revenue, net		540		470
Mortgage banking revenue, net		473		1,174
Income from bank-owned life insurance		379		271
Gain on sale of debt securities available for sale		-		108
Other income		240		238
Total noninterest income		1,934		2,506
Noninterest expense:				
Salaries and employee benefits		9,627		8,093
Occupancy and equipment		1,621		1,546
Professional fees		514		483
Marketing		793		707
FDIC assessment		360		316
Software maintenance, amortization and other		1,162		975
Other		2,191		1,950
Total noninterest expense		16,268		14,070
Earnings before income taxes		12,737		10,864
Income taxes		3,056		2,517
Net earnings	$	9,681	$	8,347
Earnings per common share:				
Basic	$	3.07	$	2.67
Diluted		3.03		2.66
Cash dividends per common share(1)		0.18		0.14

(1) Annual cash dividends were paid during the first quarters of 2022 and 2021.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	4Q'22	3Q'22	2Q'22	1Q'22	4Q'21
Interest income:					
Loans	$ 7,653	$ 6,755	$ 6,029	$ 5,784	$ 5,794
Securities	938	878	737	385	292
Other	477	649	331	124	76
Total interest income	9,068	8,282	7,097	6,293	6,162
Interest expense:					
Deposits	1,137	624	415	403	483
Other borrowings	73	56	40	31	26
Total interest expense	1,210	680	455	434	509
Net interest income	7,858	7,602	6,642	5,859	5,653
Provision (credit) for loan losses	289	241	731	(371)	81
Net interest income after provision for loan losses	7,569	7,361	5,911	6,230	5,572
Noninterest income:					
Service charges and fees on deposit accounts	83	78	73	68	75
Debit card/ATM revenue, net	136	132	143	129	129
Mortgage banking revenue, net	53	116	139	165	216
Income from bank-owned life insurance	94	96	94	95	69
Other income	63	61	55	61	112
Total noninterest income	429	483	504	518	601
Noninterest expense:					
Salaries and employee benefits	2,862	2,367	2,238	2,160	2,408
Occupancy and equipment	404	413	396	408	402
Professional fees	114	124	130	146	130
Marketing	218	195	213	167	171
FDIC assessment	57	95	84	124	119
Software maintenance, amortization and other	325	310	285	242	237
Other	541	581	536	533	525
Total noninterest expense	4,521	4,085	3,882	3,780	3,992
Earnings before income taxes	3,477	3,759	2,533	2,968	2,181
Income taxes	835	928	566	727	429
Net earnings	$ 2,642	$ 2,831	$ 1,967	$ 2,241	$ 1,752
Basic earnings per common share	$ 0.83	$ 0.90	$ 0.62	$ 0.71	$ 0.56
Diluted earnings per common share	0.83	0.89	0.62	0.71	0.55

Condensed Consolidated Balance Sheets

(in thousands)

	4Q'22 (Unaudited)	3Q'22 (Unaudited)	2Q'22 (Unaudited)	1Q'22 (Unaudited)	4Q'21 (Audited)
Assets					
Cash & cash equivalents	$ 39,788	$ 76,017	$ 134,122	$ 233,789	$ 233,473
Debt securities available for sale	129,436	131,668	133,382	101,868	73,763
Debt securities held to maturity	11,805	11,794	8,777	6,185	-
Loans, held for sale	7,058	8,911	10,725	11,241	11,768
Loans, net	588,715	565,877	537,566	479,526	490,198
Federal Home Loan Bank stock	463	463	463	463	366
Premises & equipment, net	8,022	8,169	8,228	7,905	7,962
Right of use lease asset	3,044	3,098	3,151	3,205	3,258
Accrued interest receivable	2,385	2,132	1,933	1,649	1,505
Bank-owned life insurance	16,532	16,438	16,342	16,248	16,153
Other assets	7,924	7,748	6,148	4,087	2,677
Total Assets	$ 815,172	$ 832,315	$ 860,837	$ 866,166	$ 841,123
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 197,987	$ 216,533	$ 210,685	$ 206,018	$ 209,351
Savings, NOW and money-market deposits	493,439	500,263	535,359	534,049	503,759
Time deposits	40,109	38,618	38,545	47,876	49,832
Total Deposits	731,535	755,414	784,589	787,943	762,942
Other borrowings	4,275	4,125	4,125	3,975	3,575
Official checks	4,090	1,277	776	1,625	1,141
Operating lease liability	3,208	3,256	3,303	3,350	3,397
Other liabilities	5,011	4,339	3,415	3,512	3,037
Total Liabilities	748,119	768,411	796,208	800,405	774,092
Total Stockholders' Equity	67,053	63,904	64,629	65,761	67,031
Total Liabilities and Stockholders' Equity	$ 815,172	$ 832,315	$ 860,837	$ 866,166	$ 841,123

Results of Operations (unaudited)

(dollars in thousands)

	4Q'22			3Q'22			4Q'21		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 588,727	$ 7,561	5.14%	$ 555,764	$ 6,646	4.78%	$ 477,175	$ 5,686	4.77%
Loans held for sale	7,845	92	4.69	9,869	109	4.42	11,700	108	3.69
Debt securities	142,205	938	2.64	144,710	878	2.43	71,348	292	1.64
Other(2)	51,585	477	3.70	108,875	649	2.38	231,846	76	0.13
Total interest-earning assets	790,362	$ 9,068	4.59%	819,218	$ 8,282	4.04%	792,069	$ 6,162	3.11%
Noninterest-earning assets	38,550			38,699			33,958		
Total assets	$ 828,912			$ 857,917			$ 826,027		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 494,146	$ 1,052	0.85%	$ 527,408	$ 570	0.43%	$ 481,074	$ 410	0.34%
Time deposits	39,519	85	0.86	38,244	54	0.56	49,881	73	0.59
Total interest-bearing deposits	533,665	1,137	0.85	565,652	624	0.44	530,955	483	0.36
Other borrowings	4,180	73	6.99	4,125	56	5.43	3,140	26	3.31
Total interest-bearing liabilities	537,845	$ 1,210	0.90%	569,777	$ 680	0.48%	534,095	$ 509	0.38%
Noninterest-bearing deposits	217,401			214,462			217,934		
Noninterest-bearing liabilities	9,088			7,787			4,662		
Stockholders' equity	64,578			65,891			69,336		
Total liabilities and stockholders' equity	$ 828,912			$ 857,917			$ 826,027		
Net earning assets	$ 252,517			$ 249,441			$ 257,974		
Net interest income		$ 7,858			$ 7,602			$ 5,653	
Interest rate spread(3)			3.69%			3.56%			2.73%
Net interest margin(4)			3.98%			3.71%			2.85%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

Results of Operations (unaudited)

(dollars in thousands)

	For the Year Ended December 31,					
	2022			2021		
(dollars in thousands)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:						
Loans(1)	$ 537,304	$ 25,803	4.80%	$ 480,606	$ 22,598	4.70%
Loans held for sale	9,852	418	4.24	13,066	452	3.46
Debt securities	126,102	2,938	2.33	64,125	1,086	1.69
Other(2)	139,614	1,581	1.13	162,417	268	0.17
Total interest-earning assets	812,872	$ 30,740	3.78%	720,214	$ 24,404	3.39%
Noninterest-earning assets	39,400			31,362		
Total assets	$ 852,272			$ 751,576		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 518,777	$ 2,315	0.45%	$ 427,284	$ 1,653	0.39%
Time deposits	42,536	264	0.62	51,371	369	0.72
Total interest-bearing deposits	561,313	2,579	0.46	478,655	2,022	0.42
Other borrowings	4,016	200	4.98	1,770	58	3.28
Total interest-bearing liabilities	565,329	$ 2,779	0.49%	480,425	$ 2,080	0.43%
Noninterest-bearing deposits	213,570			200,713		
Noninterest-bearing liabilities	7,824			5,259		
Stockholders' equity	65,549			65,179		
Total liabilities and stockholders' equity	$ 852,272			$ 751,576		
Net earning assets	$ 247,543			$ 239,789		
Net interest income		$ 27,961			$ 22,324	
Interest rate spread (3)			3.29%			2.96%
Net interest margin(4)			3.44%			3.10%

(1) Includes nonaccrual loans

(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities

(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized

(5) Annualized

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'22	3Q'22	2Q'22	1Q'22	4Q'21
Net Income					
Net earnings (GAAP)	$ 2,642	$ 2,831	$ 1,967	$ 2,241	$ 1,752
Plus: Provision (credit) for loan losses	289	241	731	(371)	81
Plus: income taxes	835	928	566	727	429
PTPP(1) net earnings (non-GAAP)	$ 3,766	$ 4,000	$ 3,264	$ 2,597	$ 2,262
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,198,744	3,197,282	3,189,319	3,174,697	3,162,746
EPS, diluted (GAAP)	$ 0.83	$ 0.89	$ 0.62	$ 0.71	$ 0.55
PTPP(1) EPS, diluted (non-GAAP)	$ 1.18	$ 1.25	$ 1.02	$ 0.82	$ 0.72
Return on Average Assets (ROAA)					
Average assets	$ 828,912	$ 857,917	$ 869,613	$ 852,848	$ 826,027
ROAA (GAAP)	1.27%	1.32%	0.90%	1.05%	0.85%
PTPP(1) ROAA (non-GAAP)	1.82%	1.86%	1.50%	1.22%	1.10%
Return on Average Equity					
Average equity	$ 64,578	$ 65,891	$ 64,893	$ 70,584	$ 69,336
ROAE (GAAP)	16.36%	17.19%	12.13%	12.70%	10.11%
PTPP(1) ROAE (non-GAAP)	23.33%	24.28%	20.12%	14.72%	13.05%

(1) Pre-tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'22	3Q'22	2Q'22	1Q'22	4Q'21
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 588,715	$ 565,877	$ 537,566	$ 479,526	$ 490,198
Less PPP loans	(191)	(199)	(1,023)	(4,937)	(15,172)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 588,524	$ 565,678	$ 536,543	$ 474,589	$ 475,026
Average loans, excluding loans held for sale	$ 588,727	$ 555,764	$ 514,166	$ 489,263	$ 477,175
Less average PPP loans	(195)	(312)	(2,876)	(9,652)	(18,684)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 588,532	$ 555,452	$ 511,290	$ 479,611	$ 458,491
Interest on loans, excluding loans held for sale	$ 7,561	$ 6,646	$ 5,912	$ 5,684	$ 5,686
Less interest income and earned fee income on PPP loans	(1)	(41)	(237)	(496)	(584)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 7,560	$ 6,605	$ 5,675	$ 5,188	$ 5,102
Growth rate over linked quarter	14.5%	16.4%	9.4%	1.7%	5.3%
Average loan yield, excluding loans held for sale (GAAP)	5.14%	4.78%	4.60%	4.65%	4.77%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	5.14%	4.76%	4.44%	4.33%	4.45%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Quarterly Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'22	3Q'22	2Q'22	1Q'22	4Q'21
Adjusted revenue per share					
Interest income	$ 9,068	$ 8,282	$ 7,097	$ 6,293	$ 6,162
Noninterest income	429	483	504	518	601
Total revenue	$ 9,497	$ 8,765	$ 7,601	$ 6,811	$ 6,763
Total revenue	$ 9,497	$ 8,765	$ 7,601	$ 6,811	$ 6,763
Less mortgage banking revenue	(53)	(116)	(139)	(165)	(216)
Total revenue excluding mortgage banking revenue	$ 9,444	$ 8,649	$ 7,462	$ 6,646	$ 6,547
Total revenue	$ 9,497	$ 8,765	$ 7,601	$ 6,811	$ 6,763
Less interest income and earned fee income on PPP loans	(1)	(41)	(237)	(496)	(584)
Total revenue excluding interest income and earned fee income on PPP loans	$ 9,496	$ 8,724	$ 7,364	$ 6,315	$ 6,179
Total revenue	$ 9,497	$ 8,765	$ 7,601	$ 6,811	$ 6,763
Less mortgage banking revenue	(53)	(116)	(139)	(165)	(216)
Less interest income and earned fee income on PPP loans	(1)	(41)	(237)	(496)	(584)
Total revenue excluding mortgage banking revenue and PPP income	$ 9,443	$ 8,608	$ 7,225	$ 6,150	$ 5,963
Common shares outstanding	3,164,491	$ 3,162,975	$ 3,155,308	$ 3,150,261	$ 3,129,046
Revenue per share (unadjusted)	$ 3.00	$ 2.77	$ 2.41	$ 2.16	$ 2.16
Revenue per share excluding mortgage banking	2.98	2.73	2.36	2.11	2.09
Revenue per share excluding PPP	3.00	2.76	2.33	2.00	1.97
Revenue per share excluding mortgage banking and PPP	2.98	2.72	2.29	1.95	1.91

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2022	2021	2020	2019	2018
Net Income					
Net earnings (GAAP)	$ 9,681	$ 8,347	$ 4,458	$ 3,542	$ 4,042
Plus: Provision (credit) for loan losses	890	(104)	2,850	1,131	591
Plus: income taxes	3,056	2,517	1,295	1,092	1,220
PTPP(1) net earnings (non-GAAP)	$ 13,627	$ 10,760	$ 8,603	$ 5,765	$ 5,853
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,193,774	3,142,482	3,134,124	3,159,635	3,131,546
EPS, diluted (GAAP)	$ 3.03	$ 2.66	$ 1.42	$ 1.12	$ 1.29
PTPP(1) EPS, diluted (non-GAAP)	$ 4.27	$ 3.42	$ 2.74	$ 1.82	$ 1.87
Return on Average Assets (ROAA)					
Average assets	$ 852,272	$ 751,576	$ 595,363	$ 456,797	$ 379,288
ROAA (GAAP)	1.14%	1.11%	0.75%	0.78%	1.07%
PTPP(1) ROAA (non-GAAP)	1.60%	1.43%	1.45%	1.26%	1.54%
Return on Average Equity					
Average equity	$ 65,549	$ 65,179	$ 57,386	$ 53,172	$ 47,932
ROAE (GAAP)	14.77%	12.81%	7.77%	6.66%	8.43%
PTPP(1) ROAE (non-GAAP)	20.79%	16.51%	14.99%	10.84%	12.21%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

	For the Year Ended December 31,				
	2022	2021	2020	2019	2018
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 588,715	$ 490,198	$ 476,661	$ 337,710	$ 290,113
Less PPP loans	(191)	(15,172)	(66,774)	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 588,524	$ 475,026	$ 409,887	$ 337,710	$ 290,113
Average loans, excluding loans held for sale	$ 537,304	$ 480,606	$ 429,802	$ 309,350	$ 283,967
Less average PPP loans	(3,061)	(50,315)	(55,529)	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 534,243	$ 430,291	$ 374,273	$ 309,350	$ 283,967
Interest on loans, excluding loans held for sale	$ 25,803	$ 22,598	$ 19,553	$ 15,884	$ 14,215
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 25,027	$ 19,240	$ 17,828	$ 15,884	$ 14,215
Average loan yield, excluding loans held for sale (GAAP)	4.80%	4.70%	4.55%	5.13%	5.01%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.68%	4.47%	4.76%	5.13%	5.01%

RECONCILIATION OF NON-GAAP DISCLOSURES

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2022	**2021**	**2020**	**2019**	**2018**
Adjusted revenue per share					
Interest income	$ 30,740	$ 24,404	$ 21,684	$ 18,986	$ 16,234
Noninterest income	1,934	2,506	1,882	1,534	1,155
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less mortgage banking revenue	(473)	(1,174)	(855)	(667)	(447)
Total revenue excluding mortgage banking revenue	$ 32,201	$ 25,736	$ 22,711	$ 19,853	$ 16,942
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Total revenue excluding interest income and earned fee income on PPP loans	$ 31,898	$ 23,552	$ 21,841	$ 20,520	$ 17,389
Total revenue	$ 32,674	$ 26,910	$ 23,566	$ 20,520	$ 17,389
Less mortgage banking revenue	(473)	(1,174)	(855)	(667)	(447)
Less interest income and earned fee income on PPP loans	(776)	(3,358)	(1,725)	-	-
Total revenue excluding mortgage banking revenue and PPP income	$ 31,425	$ 22,378	$ 20,986	$ 19,853	$ 16,942
Common shares outstanding	3,164,491	$ 3,129,046	$ 3,119,471	$ 3,191,288	$ 3,138,945
Revenue per share (unadjusted)	$ 10.33	$ 8.60	$ 7.55	$ 6.43	$ 5.54
Revenue per share excluding mortgage banking	10.18	8.22	7.28	6.22	5.40
Revenue per share excluding PPP	10.08	7.53	7.00	6.43	5.54
Revenue per share excluding mortgage banking and PPP	9.93	7.15	6.73	6.22	5.40